UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2023

UNITED STATES LIME & MINERALS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-4197	75-0789226
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS		75240
(Address of principal executive offices)		(Zip Code)

(972) 991-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	USLM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 3, 2023, United States Lime & Minerals, Inc. (the “Company”) issued a News Release announcing the financial results for the quarter and full year ended December 31, 2022. A copy of the News Release is attached hereto as Exhibit 99.1 and incorporated by reference herein in response to this Item 2.02.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Principal Operating Officer

Russell W. Riggs, the Company’s Vice President – Production, has resigned from his position, effective February 3, 2023. Mr. Riggs will serve as the Company’s Director Technical Services so that the Company can continue to benefit from the vast experience he has gathered during his more than 35 years in the lime and limestone industry.

Appointment of New Principal Operating Officer

Nathan M. O’Neill has been appointed as the Company’s Vice President – Production, effective February 3, 2023. Mr. O’Neill joined the Company in 2008 as the Quality Control Manager of Arkansas Lime Company. Since 2012, Mr. O’Neill served as the Vice President and Plant Manager of Arkansas Lime Company. Prior to joining Arkansas Lime Company, Mr. O’Neill began his career in the lime industry at Linwood Mining in Davenport, Iowa, where he was a Quality Control Chemist.

Mr. O’Neill will be paid an annual base salary of $230,000, subject to future adjustments in the discretion of the Compensation Committee of the Company’s Board of Directors. Mr. O’Neill will be eligible for discretionary cash bonuses, and grants of equity awards under the Company’s Amended and Restated 2001 Long-Term Incentive Plan, in the discretion of the Compensation Committee, as well as other benefits made available generally to employees of the Company. Mr. O’Neill is subject to the Company’s standard confidentiality, non-compete, and non-solicitation agreement.

Mr. O’Neill has no family relationships with any director or executive officer of the Company. Mr. O’Neill is not a participant in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The Exhibit Index set forth below is incorporated by reference in response to this Item.

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	News Release of United States Lime & Minerals, Inc. dated February 3, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2023	UNITED STATES LIME & MINERALS, INC.

	By:	/s/ Michael L. Wiedemer
Michael L. Wiedemer, Vice President and
Chief Financial Officer

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